UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

Dreyfus Stock Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	9/30
Date of reporting period:	3/31/16

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for that series, as appropriate.

Dreyfus International Equity Fund

Dreyfus Small Cap Equity Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus International Equity Fund

SEMIANNUAL REPORT March 31, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Dreyfus International Equity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus International Equity Fund, covering the six-month period from October 1, 2015, through March 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, where reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February, but stocks and riskier sectors of the bond market later rallied strongly to post positive returns, on average, for the reporting period overall.

While we are encouraged that stabilizing commodity prices and continued strength in the U.S. economy recently have supported the financial markets, we expect market volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2015, through March 31, 2016, as provided by Mark A. Bogar, James A. Lydotes, and Andrew Leger, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2016, Dreyfus International Equity Fund’s Class A shares produced a total return of -1.33%, Class C shares returned -1.70%, Class I shares returned -1.19, and Class Y shares returned -1.19%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 1.56% for the same period.2

Developed equity markets produced mildly positive total returns, on average, during the reporting period amid challenging global economic developments. The fund lagged its benchmark, largely due to disappointing returns in Japan, Switzerland, and Ireland.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund normally invests at least 80% of assets in shares of companies located in the foreign countries represented in the MSCI EAFE Index and Canada, and may also invest up to 20% of its assets in securities of issuers located in emerging market countries.

The fund invests in stocks that appear to be undervalued and exhibit better fundamentals than the market expects. We employ a “bottom-up” investment approach, which emphasizes individual stock selection. Our stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.

Markets Proved Volatile amid Global Uncertainty

The MSCI EAFE Index rebounded from earlier weakness in October 2015 when the Chinese central bank announced a rate cut and expectations rose that Eurozone and Japanese central banks might further ease monetary policy. However, the European Central Bank (“ECB”) disappointed investors in early December when it announced a relatively modest policy shift. The market decline accelerated and broadened globally in January and early February 2016 amid renewed concerns about the Chinese economy and plummeting commodity prices. Japanese investors were further blindsided in late January by the surprise announcement that the Bank of Japan would adopt negative interest rates for the first time.

International equity markets fared much better from mid-February through the reporting period’s end. Investor sentiment improved in response to better-than-expected economic data, stabilizing oil prices, expectations of additional easing measures from the ECB, and comments from the Federal Reserve Board suggesting that U.S. interest rates would rise more gradually than previously feared.

Japanese Holdings Weighed on Relative Performance

The Bank of Japan’s unexpected move to negative interest rates took a toll on many of the country’s lending institutions, including banks Sumitomo Mitsui Financial Group and Mizuho Financial Group. In the information technology sector, electronic components supplier Murata Manufacturing struggled with the adverse impact of an appreciating yen on exports, and game maker Nintendo declined due to a slower-than-expected transition to mobile gaming. Several Eurozone holdings also undermined the fund’s relative returns, though to a lesser degree. Bank of

3

DISCUSSION OF FUND PERFORMANCE (continued)

Ireland and Germany’s Commerzbank were hurt by concerns surrounding negative interest rates. Shares in Swiss global staffing group Adecco declined on fears of a slowdown in Europe. In addition, pharmaceutical developer Novartis lost value due to disappointing quarterly earnings, political rhetoric regarding U.S. drug pricing, and generally deteriorating investor sentiment in the health care sector.

The fund achieved better relative results in other countries and industry groups over the reporting period. In the United Kingdom, underweighted exposure to the lagging financials sector helped cushion the impact of weakness among banks. Instead, we emphasized better performing asset managers and insurers, such as Aviva and Prudential. In the U.K. energy sector, natural gas producer BG Group received an attractive acquisition offer, and service provider Petrofac maintained profit margins in a challenging business environment. Consumer staples company Unilever gained value after posting two consecutive quarters of improved results in the emerging markets. Portuguese oil-and-gas company Galp Energia rallied strongly after the fund’s timely purchase of shares, and Italian industrial company Prysmian boosted its profit margins and increased its dividend. The fund also scored a number of successes in the consumer discretionary sector, including Japanese auto parts maker Aisin Seiki, consumer electronics company Sony, and Dutch publisher RELX.

Finding Attractive Values in Turbulent Markets

We remain generally optimistic about the prospects for international equities in light of recently positive international financial developments, including easing credit standards, improving auto sales, the impact of low commodity prices on consumer spending, and increasingly aggressive monetary easing in Europe and Japan. We also note that investors generally have remained cautious, favoring slow-but-steady growers in traditionally defensive industries over more economically sensitive companies that have become more attractively valued. Therefore, as of the end of the reporting period, we have increased the fund’s exposure to financial and industrial stocks in Australia, consumer discretionary companies in France, and information technology stocks across several markets. In contrast, we have reduced the fund’s holdings of Swiss health care stocks and Italian financial and telecommunications companies.

April 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging markets countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset Management, LLC. Had these expenses not been absorbed, returns would have been lower.

2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Equity Fund from October 1, 2015 to March 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.56	$9.42	$4.22	$4.22
Ending value (after expenses)	$986.70	$983.00	$988.10	$988.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.65	$9.57	$4.29	$4.29
Ending value (after expenses)	$1,019.40	$1,015.50	$1,020.75	$1,020.75

† Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.90% for Class C, .85% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2016 (Unaudited)

Common Stocks - 98.9%	Shares		Value ($)
Australia - 5.2%
ASX	86,154		2,736,085
Commonwealth Bank of Australia	146,209		8,396,748
Goodman Group	709,144		3,625,764
LendLease Group	399,330		4,245,684
Qantas Airways	918,648	[a]	2,866,044
Woodside Petroleum	286,717		5,705,548
			27,575,873
Belgium - 1.2%
Anheuser-Busch InBev	52,033		6,468,526
France - 11.4%
Atos	89,607		7,298,584
AXA	301,300		7,093,566
Cap Gemini	45,639		4,288,605
Carrefour	213,413		5,871,948
Cie Generale des Etablissements Michelin	55,937		5,724,121
Dassault Aviation	2,717		3,260,332
Eiffage	43,179		3,316,510
Engie	22,537		349,797
Orange	278,746		4,883,074
Pernod Ricard	3,036		338,558
Sanofi	160,716		12,958,814
Thales	49,933		4,375,054
Total	12,580		573,451
			60,332,414
Germany - 9.9%
Allianz	48,774		7,933,732
Commerzbank	1,174,020	[a]	10,207,766
Continental	43,540		9,908,854
Deutsche Post	183,213		5,091,045
Evonik Industries	184,386		5,531,727
Infineon Technologies	459,222		6,534,485
ProSiebenSat.1 Media	91,022		4,679,998
Wacker Chemie	27,675		2,435,549
			52,323,156
Hong Kong - 1.6%
AIA Group	1,468,600		8,320,492

6

Common Stocks - 98.9% (continued)	Shares		Value ($)
Ireland - 1.8%
Bank of Ireland	15,407,306	[a]	4,470,663
Smurfit Kappa Group	190,423		4,907,865
			9,378,528
Israel - 2.6%
Bezeq The Israeli Telecommunication Corp.	1,496,348		3,376,120
Teva Pharmaceutical Industries, ADR	190,580		10,197,936
			13,574,056
Italy - 2.1%
Enel	1,903,200		8,441,726
Prysmian	121,299		2,748,106
			11,189,832
Japan - 22.3%
Aisin Seiki	115,900		4,366,396
Astellas Pharma	254,600		3,385,392
Chubu Electric Power	379,900		5,304,659
Denso	8,800		353,736
East Japan Railway	36,100		3,115,548
Fujitsu	1,140,000		4,219,859
Japan Airlines	123,500		4,523,231
KDDI	334,300		8,928,924
Mitsubishi Electric	627,000		6,571,118
Mitsubishi UFJ Financial Group	99,100		459,200
Mizuho Financial Group	3,961,900		5,917,592
Murata Manufacturing	66,500		8,018,170
Nintendo	55,100		7,833,311
Nippon Shokubai	43,700		2,224,897
Nippon Telegraph & Telephone	10,500		452,299
Nitto Denko	50,300		2,796,456
Panasonic	1,032,500		9,481,441
Secom	49,400		3,672,135
Seven & I Holdings	239,400		10,193,299
Shionogi & Co.	101,600		4,781,867
Sony	413,200		10,621,419
Sumitomo Mitsui Financial Group	288,800		8,755,481
Tosoh	532,000		2,235,870
			118,212,300
Luxembourg - 1.0%
APERAM	145,743		5,565,634

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Netherlands - 4.8%
Airbus Group	73,760		4,897,414
Heineken	67,005		6,072,926
Koninklijke Philips	43,184		1,230,199
NXP Semiconductors	59,549	[a]	4,827,637
Randstad Holding	7,302		404,730
RELX	446,293		7,792,772
			25,225,678
Portugal - .8%
Galp Energia	322,666		4,057,145
Singapore - .4%
Singapore Exchange	407,200		2,401,781
Spain - 3.4%
ACS Actividades de Construccion y Servicios	172,049		5,127,346
Banco Bilbao Vizcaya Argentaria	1,553,145		10,324,727
Distribuidora Internacional de Alimentacion	461,569	[a]	2,398,157
			17,850,230
Sweden - 2.4%
Boliden	136,364		2,181,958
SKF, Cl. B	283,843		5,125,659
Svenska Cellulosa, Cl. B	182,012		5,687,980
			12,995,597
Switzerland - 6.9%
Actelion	30,470	[a]	4,553,626
Adecco	85,719	[a]	5,585,040
Credit Suisse Group	392,741	[a]	5,558,946
Julius Baer Group	115,110	[a]	4,944,145
Novartis	159,975		11,596,129
Roche Holding	3,479		856,408
Swiss Life Holding	13,806	[a]	3,671,358
			36,765,652
United Kingdom - 19.3%
AstraZeneca	219,425		12,298,654
Aviva	770,665		5,048,406
BAE Systems	540,685		3,952,671
BP	153,269		770,792
GlaxoSmithKline	55,383		1,123,155
Imperial Brands	121,464		6,739,084
Legal & General Group	820,466		2,771,574
Marks & Spencer Group	1,052,744		6,141,737

8

Common Stocks - 98.9% (continued)	Shares		Value ($)
United Kingdom - 19.3% (continued)
National Grid	391,973		5,557,633
Petrofac	145,194		1,920,600
Prudential	341,240		6,376,257
Royal Dutch Shell, Cl. A	41,990		1,015,586
Royal Dutch Shell, Cl. B	461,545		11,269,170
Sky	442,668		6,510,384
Standard Chartered	76,788		521,158
Unilever	328,244		14,862,109
Whitbread	63,929		3,635,981
Wolseley	94,796		5,362,960
WPP	286,261		6,689,263
			102,567,174
United States - 1.8%
iShares MSCI EAFE ETF	168,190		9,613,740
Total Common Stocks (cost $553,479,755)			524,417,808
Other Investment - 1.3%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $6,563,969)	6,563,969	[b]	6,563,969
Total Investments (cost $560,043,724)	100.2%		530,981,777
Liabilities, Less Cash and Receivables	(.2%)		(827,023)
Net Assets	100.0%		530,154,754

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.
bInvestment in affiliated money market mutual fund.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financials	21.5
Consumer Discretionary	14.3
Industrials	13.2
Health Care	11.9
Consumer Staples	11.1
Information Technology	8.1
Materials	5.2
Energy	4.8
Utilities	3.7
Telecommunication Services	3.3
Exchange-Traded Funds	1.8
Money Market Investment	1.3
100.2

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	553,479,755	524,417,808
Affiliated issuers	6,563,969	6,563,969
Cash		499,004
Cash denominated in foreign currency	1,565,864	1,555,385
Dividends receivable		2,389,178
Receivable for shares of Beneficial Interest subscribed		262,974
Prepaid expenses and other assets		96,835
		535,785,153
Liabilities ($):
Due to The Boston Company Asset Management, LLC and affiliates—Note 3(c)		410,093
Payable for investment securities purchased		3,965,546
Payable for shares of Beneficial Interest redeemed		1,034,978
Accrued expenses		219,782
		5,630,399
Net Assets ($)		530,154,754
Composition of Net Assets ($):
Paid-in capital		610,789,485
Accumulated undistributed investment income—net		1,680,401
Accumulated net realized gain (loss) on investments		(53,226,951)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		(29,088,181)
Net Assets ($)		530,154,754

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	132,889,997	16,352,663	126,931,318	253,980,776
Shares Outstanding	4,200,370	513,952	3,963,734	7,934,885
Net Asset Value Per Share ($)	31.64	31.82	32.02	32.01

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $333,651 foreign taxes withheld at source):
Unaffiliated issuers	4,839,713
Affiliated issuers	5,554
Total Income	4,845,267
Expenses:
Investment advisory fee—Note 3(a)	1,793,697
Shareholder servicing costs—Note 3(c)	347,654
Administration fee—Note 3(a)	224,310
Custodian fees—Note 3(c)	82,099
Professional fees	59,679
Registration fees	54,120
Distribution fees—Note 3(b)	49,800
Prospectus and shareholders’ reports	19,928
Trustees’ fees and expenses—Note 3(d)	13,301
Loan commitment fees—Note 2	3,792
Interest expense—Note 2	266
Miscellaneous	19,030
Total Expenses	2,667,676
Less—reduction in expenses due to undertaking—Note 3(a)	(552,894)
Less—reduction in fees due to earnings credits—Note 3(c)	(547)
Net Expenses	2,114,235
Investment Income—Net	2,731,032
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(11,776,362)
Net realized gain (loss) on forward foreign currency exchange contracts	(40,880)
Net Realized Gain (Loss)	(11,817,242)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,514,038)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,511)
Net Unrealized Appreciation (Depreciation)	(2,515,549)
Net Realized and Unrealized Gain (Loss) on Investments	(14,332,791)
Net (Decrease) in Net Assets Resulting from Operations	(11,601,759)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[a]
Operations ($):
Investment income—net	2,731,032	4,476,827
Net realized gain (loss) on investments	(11,817,242)	(5,064,360)
Net unrealized appreciation (depreciation) on investments	(2,515,549)	(31,967,225)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,601,759)	(32,554,758)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(818,832)	(977,579)
Class C	(33,512)	(52,770)
Class I	(1,055,158)	(3,175,200)
Class Y	(2,497,753)	-
Total Dividends	(4,405,255)	(4,205,549)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	26,783,304	33,038,509
Class C	8,867,245	5,736,049
Class I	84,367,276	133,826,169
Class Y	42,391,420	234,043,399
Net assets received in connection
with reorganization—Note 1	37,711,679	-
Dividends reinvested:
Class A	681,065	913,376
Class C	22,055	34,328
Class I	886,711	3,129,817
Class Y	2,497,743	-
Cost of shares redeemed:
Class A	(17,172,716)	(26,006,741)
Class C	(1,994,644)	(2,430,191)
Class I	(23,477,754)	(252,483,673)
Class Y	(8,194,225)	(500,867)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	153,369,159	129,300,175
Total Increase (Decrease) in Net Assets	137,362,145	92,539,868
Net Assets ($):
Beginning of Period	392,792,609	300,252,741
End of Period	530,154,754	392,792,609
Undistributed investment income—net	1,680,401	3,354,624

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[a]
Capital Share Transactions (Shares):
Class A
Shares sold	1,402,948	942,618
Shares issued in connection with reorganization—Note 1	931,572	-
Shares issued for dividends reinvested	20,102	27,119
Shares redeemed	(534,943)	(751,891)
Net Increase (Decrease) in Shares Outstanding	1,819,679	217,846
Class C
Shares sold	91,375	162,124
Shares issued in connection with reorganization—Note 1	141,500	-
Shares issued for dividends reinvested	646	1,010
Shares redeemed	(60,917)	(70,073)
Net Increase (Decrease) in Shares Outstanding	172,604	93,061
Class Ib
Shares sold	1,971,219	3,811,368
Shares issued in connection with reorganization—Note 1	155,516	-
Shares issued for dividends reinvested	25,874	92,080
Shares redeemed	(729,239)	(7,307,859)
Net Increase (Decrease) in Shares Outstanding	1,423,370	(3,404,411)
Class Yb
Shares sold	1,347,263	6,782,212
Shares issued for dividends reinvested	72,927	-
Shares redeemed	(252,896)	(14,621)
Net Increase (Decrease) in Shares Outstanding	1,167,294	6,767,591

aEffective June 1, 2015, the fund commenced offering Class Y shares.
bDuring the period ended September 30, 2015, 6,298,013 Class I shares representing $217,407,407 were exchanged for 6,298,013 Class Y shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class A Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	32.37	35.69	33.61	27.34	23.42	26.30
Investment Operations:
Investment income—net[a]	.19	.39	.50	.47	.54	.52
Net realized and unrealized gain (loss) on investments	(.60)	(3.23)	2.06	6.52	3.86	(2.81)
Total from Investment Operations	(.41)	(2.84)	2.56	6.99	4.40	(2.29)
Distributions:
Dividends from investment income—net	(.32)	(.48)	(.48)	(.72)	(.48)	(.59)
Net asset value, end of period	31.64	32.37	35.69	33.61	27.34	23.42
Total Return (%)[b]	(1.33)[c]	(8.01)	7.62	26.02	19.12	(9.06)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.52[d]	1.37	1.40	1.46	1.54	1.50
Ratio of net expenses to average net assets	1.12[d]	1.12	1.12	1.12	1.12	1.12
Ratio of net investment income to average net assets	1.19[d]	1.12	1.38	1.55	2.12	1.86
Portfolio Turnover Rate	37.45[c]	87.33	89.36	71.87	64.52	89.90
Net Assets, end of period ($ x 1,000)	132,890	77,052	77,195	51,441	36,972	37,389

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class C Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	32.46	35.79	33.75	27.45	23.44	26.30
Investment Operations:
Investment income—net[a]	.05	.14	.24	.24	.34	.33
Net realized and unrealized gain (loss) on investments	(.60)	(3.25)	2.05	6.55	3.90	(2.85)
Total from Investment Operations	(.55)	(3.11)	2.29	6.79	4.24	(2.52)
Distributions:
Dividends from investment income—net	(.09)	(.22)	(.25)	(.49)	(.23)	(.34)
Net asset value, end of period	31.82	32.46	35.79	33.75	27.45	23.44
Total Return (%)[b]	(1.70)[c]	(8.73)	6.78	25.03	18.24	(9.78)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.17[d]	2.14	2.17	2.27	2.34	2.27
Ratio of net expenses to average net assets	1.90[d]	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income to average net assets	.34[d]	.39	.66	.77	1.33	1.16
Portfolio Turnover Rate	37.45[c]	87.33	89.36	71.87	64.52	89.90
Net Assets, end of period ($ x 1,000)	16,353	11,079	8,887	5,297	4,724	5,348

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

16

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	32.74	36.03	33.85	27.47	23.58	26.49
Investment Operations:
Investment income—net[a]	.22	.56	.62	.54	.64	.68
Net realized and unrealized gain (loss) on investments	(.59)	(3.34)	2.06	6.57	3.86	(2.93)
Total from Investment Operations	(.37)	(2.78)	2.68	7.11	4.50	(2.25)
Distributions:
Dividends from investment income—net	(.35)	(.51)	(.50)	(.73)	(.61)	(.66)
Net asset value, end of period	32.02	32.74	36.03	33.85	27.47	23.58
Total Return (%)	(1.19)[b]	(7.77)	7.91	26.36	19.51	(8.86)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14[c]	1.03	1.04	1.07	1.10	1.08
Ratio of net expenses to average net assets	.85[c]	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	1.33[c]	1.57	1.70	1.77	2.49	2.41
Portfolio Turnover Rate	37.45[b]	87.33	89.36	71.87	64.52	89.90
Net Assets, end of period ($ x 1,000)	126,931	83,179	214,170	132,978	124,328	111,593

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[a]
Per Share Data ($):
Net asset value, beginning of period	32.73	36.66
Investment Operations:
Investment income—net[b]	.20	.10
Net realized and unrealized gain (loss) on investments	(.57)	(4.03)
Total from Investment Operations	(.37)	(3.93)
Distributions		—
Dividends from investment income—net	(.35)	—
Net asset value, end of period	32.01	32.73
Total Return (%)[c]	(1.19)	(10.72)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.02	1.01
Ratio of net expenses to average net assets[d]	.85	.85
Ratio of net investment income to average net assets[d]	1.23	.95
Portfolio Turnover Rate	37.45[c]	87.33
Net Assets, end of period ($ x 1,000)	253,981	221,483

a From June 1, 2015 (commencement of initial offering) to September 30, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, serves as the fund’s Administrator.

As of the close of business on January 22, 2016, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Trustees (the “Board”), all of the assets, subject to the liabilities, of Dreyfus International Value Fund’s Class A, Class C and Class I shares were transferred to the fund in exchange for Class A, Class C and Class I shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Dreyfus International Value Fund’s Class A, Class C and Class I shares received Class A, Class C and Class I shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in Dreyfus International Value Fund’s Class A, Class C and Class I shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on January 22, 2016, after the reorganization was $30.63 for Class A, $30.85 for Class C and $30.98 for Class I, and a total of 931,572 Class A, 141,500 Class C and 155,516 Class I shares were issued to shareholders of Dreyfus International Value Fund’s Class A, Class C and Class I shares, respectively in the exchange.

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for Dreyfus International Value Fund and the fund were as follows:

	Unrealized Appreciation (Depreciation) ($)	Net Assets ($)
Dreyfus International Value Fund	(9,375,695)	37,711,679
Dreyfus International Equity Fund	(45,881,112)	416,674,318

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Assuming the merger had been completed on October 1, 2015, the fund’s pro forma results in the Statement of Operations during the period ended March 31, 2016 would be as follows:

Net investment income	$2,583,565[1]
Net realized and unrealized gain (loss) on investments	$(17,404,751)[2]
Net increase (decrease) in net assets resulting from operations	$(14,821,186)

1  $2,731,032 as reported in the Statement of Operations, plus $(147,467) Dreyfus International Value Fund, pre-merger.

2  $(14,332,791) as reported in the Statement of Operations plus $(3,071,960) Dreyfus International Value Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Dreyfus International Value Fund that have been included in the fund’s Statement of Operations since January 22, 2016.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

20

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

22

The following is a summary of the inputs used as of March 31, 2016 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	514,804,068	—	—	514,804,068
Exchange-Traded Funds	9,613,740	—	—	9,613,740
Mutual Funds	6,563,969	—	—	6,563,969

† See Statement of Investments for additional detailed categorizations.

At September 30, 2015, $369,485,955 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2016 were as follows:

Affiliated Investment Company	Value 9/30/2015 ($)	Purchases ($)	Sales ($)	Value 3/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	5,749,627	114,319,093	113,504,751	6,563,969	1.3

Certain affiliated investment companies may also invest in the fund. At March 31, 2016, Dreyfus Diversified International Fund, an affiliate of the fund, held 7,859,108 Class Y shares representing approximately 47.5% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

24

As of and during the period ended March 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $35,896,028 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2015. If not applied, the carryover expires in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2015 was as follows: ordinary income $4,205,549. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2016 was approximately $39,300 with a related weighted average annualized interest rate of 1.35%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly. The effective investment advisory fee rate during the period ended March 31, 2016 was .80%.

Dreyfus and TBCAM have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund, so that such expenses of Class A, Class C, Class I and Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.12%, 1.90%, .85% and .85% of the value of the respective class’ average daily net assets. With respect to Class A shares, Class C shares and Class I shares, this agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, this agreement will continue until February 1, 2017, after which the expense limitation can be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $552,894 during the period ended March 31, 2016.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $224,310 during the period ended March 31, 2016.

During the period ended March 31, 2016, the Distributor retained $2,669 from commissions earned on sales of the fund’s Class A shares and $4,569 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the

26

period ended March 31, 2016, Class C shares were charged $49,800 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2016, Class A and Class C shares were charged $122,733 and $16,600, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2016, the fund was charged $24,608 for transfer agency services and $1,589 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $547.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2016, the fund was charged $82,099 pursuant to the custody agreement.

During the period ended March 31, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to TBCAM and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $350,529, administration fees $43,914, Distribution Plan fees $10,245, Shareholder Services Plan fees $30,532, custodian fees $84,815, Chief Compliance

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Officer fees $5,294 and transfer agency fees $11,868, which are offset against an expense reimbursement currently in effect in the amount of $127,104.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2016, amounted to $323,432,068 and $167,200,098, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of

28

Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At March 31, 2016, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2016:

Average Market Value ($)
Forward contracts	1,316,292

At March 31, 2016, accumulated net unrealized depreciation on investments was $29,061,947, consisting of $19,372,439 gross unrealized appreciation and $48,434,386 gross unrealized depreciation.

At March 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 2-3, 2015, the Board considered the renewal of the fund’s Investment Advisory Agreement with The Boston Company Asset Management, LLC (“TBCAM”), pursuant to which TBCAM provides the fund with investment advisory services, and the fund’s Administration Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with administrative services (together, the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from TBCAM and Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and TBCAM’s and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various

30

periods ended September 30, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods (ranking highest in the Performance Group in numerous periods) except for the one-year period when it was slightly below the Performance Group median and the ten-year period when it was below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus and TBCAM have contractually agreed to waive receipt of their fees and/or assume the expenses of the fund so that the expenses of Class A shares, Class C shares, Class I shares and Class Y shares (excluding interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.12%, 1.90%, 0.85% and 0.85%, respectively. With respect to Class A, C and I shares, this agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, this agreement will continue until June 1, 2016, after which the expense limitation can be terminated at any time.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised by TBCAM that are in the same Lipper category as the fund and (2) paid to TBCAM for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for providing services to the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided. The Board also noted the expense limitation arrangement and its effect on the profitability of Dreyfus, TBCAM and their affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus or TBCAM from acting as administrator or investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

Profitability percentages specifically with respect to TBCAM’s service as the fund’s investment adviser were not presented at this meeting. In this regard, the Board noted that, since TBCAM began serving as the fund’s investment adviser on August 1, 2007, TBCAM has waived receipt of a portion of the fund’s investment advisory fee.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

32

• The Board concluded that the nature, extent and quality of the services provided by TBCAM and Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to each of TBCAM and Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to TBCAM and its affiliates in connection with the management of the fund had been adequately considered by TBCAM in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus, TBCAM and their affiliates, of the fund and the services provided to the fund by TBCAM and Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and representatives of Dreyfus, TBCAM and their affiliates. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

33

For More Information

Dreyfus International Equity Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Boston Company
Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, MA 02108

Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DIEAX Class C: DIECX Class I: DIERX Class Y: DIEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0720SA0316

Dreyfus Small Cap Equity Fund

SEMIANNUAL REPORT March 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Small Cap Equity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Small Cap Equity Fund, covering the six-month period from October 1, 2015, through March 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, where reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February, but stocks and riskier sectors of the bond market later rallied strongly to post positive returns, on average, for the reporting period overall.

While we are encouraged that stabilizing commodity prices and continued strength in the U.S. economy recently have supported the financial markets, we expect market volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2015, through March 31, 2016, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R. Walter, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2016, Dreyfus Small Cap Equity Fund’s Class A shares achieved a total return of 3.40%, Class C shares returned 2.94%, and Class I shares returned 3.54%.1 The fund’s benchmark, the Russell 2500 Value Index (the “Index”), achieved a total return of 6.20% for the same period.2

Small-cap value stocks achieved solid gains, on average, over the reporting period despite global economic headwinds. The fund lagged its benchmark, mainly due to stock selection shortfalls in the consumer discretionary, industrials, and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in the stocks of small-cap U.S. companies.

We seek to identify companies with stocks trading at prices below their intrinsic values. We measure value by evaluating each company’s valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry. We focus primarily on individual stock selection to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management, or spin-off) that may trigger a price increase.

Market Volatility Sparked by Global Concerns

Stocks across all capitalization ranges rebounded from previous weakness in October 2015 when fears waned regarding the potentially adverse impact of slowing global growth on the U.S. economic recovery. Nonetheless, equity markets remained volatile over the remainder of 2015 as investor sentiment vacillated between concerns about global economic conditions and optimism regarding robust job growth and other positive developments in the United States.

In January 2016, disappointing economic data in China triggered renewed weakness in commodity prices, sending crude oil prices to multi-year lows, and investors again grew concerned that global economic troubles might derail the U.S. recovery. Moreover, domestic investors worried that a December 2015 increase in short-term interest rates might also weigh on economic growth. Consequently, small-cap stocks fell sharply at the start of the new year.

The market’s slide continued into February, but stocks staged a strong rebound later in the month, and the rally persisted through March. Investor sentiment improved in response to stabilizing oil prices, expectations of additional monetary easing in overseas markets, and comments from the Federal Reserve Board suggesting that U.S. interest rates would rise more gradually than previously feared. In this environment, small-cap value stocks generally fared better than their more growth-oriented counterparts, enabling the Russell 2500 Value Index to post a solid gain for the reporting period.

Some Security Selections Dampened Relative Performance

While our research-driven stock selection process enabled the fund to navigate a volatile investment environment, results compared to the benchmark were undermined by disappointments in the consumer discretionary sector. Among apparel retailers, American Eagle Outfitters was hurt by sluggish holiday sales and disappointing same-store sales comparisons, and Guess? posted weaker gross margins due to higher promotional expenses. Media company E.W. Scripps reported disappointing quarterly advertising sales and disappointing earnings guidance for 2016.

3

DISCUSSION OF FUND PERFORMANCE (continued)

In the industrials sector, business support services specialist Advisory Board struggled with reduced spending among health care providers and had difficulty integrating a recent acquisition. Engineered equipment maker Chart Industries was hurt by macroeconomic headwinds such as low oil prices. Logistics company Ryder System encountered intensifying weakness in the trucking market and a temporary shortage of technicians. In the materials sector, Stillwater Mining was undermined by falling palladium prices, and Timken Steele saw reduced demand from energy companies.

The fund achieved better results in the energy sector, where favorable stock selections cushioned industrywide weakness. Most notably, oilfield services provider RPC benefited from a strong balance sheet and appears well positioned for better business conditions, and Oil States International achieved higher profit margins in its offshore operations. The fund received positive contributions from banks and real estate investment trusts (REITs) in the financials sector, where strong fundamentals and improving industry trends benefited Bank of Hawaii, CyrusOne, Healthcare Trust of America, and EPR Properties. In other areas, utilities operator Nisource announced strong quarterly results, photovoltaic panels manufacturer First Solar issued better-than-expected earnings guidance, and metalworking supplies seller MSC Industrial Direct maintained earnings momentum despite industry headwinds.

Maintaining a Constructive Investment Approach

Looking forward, volatility will likely continue to impact equities as they try to find more solid footing. Above all, it is important to remember that fundamentals for both U.S. companies and the overall U.S. economy remain solid. Despite this, investors continue to grapple with concerns over global growth, commodity price volatility and the geopolitical pressure points. The lack of clarity on those fronts continues to keep the markets off-balance. Despite this, our research driven process has led us to a number of areas in the market that are well positioned to experience positive tailwinds looking forward. Within this environment, we continue to find attractive opportunities in the information technology, health care and consumer discretionary sectors, which are emphasized in the portfolio with overweight positions versus the index. Conversely, we have maintained underweight exposure to the REITs and Insurance segments, where we have found fewer opportunities meeting our investment criteria.

April 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset Management, LLC (TBCAM). Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Dreyfus and TBCAM have contractually agreed, with respect to each class of the Fund, to assume the expenses of the class so that such expenses do not exceed an annual rate.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2500 Value Index is a widely accepted, unmanaged index, which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Cap Equity Fund from October 1, 2015 to March 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2016
	Class A	Class C	Class I
Expenses paid per $1,000†	$7.07	$11.26	$5.90
Ending value (after expenses)	$1,034.00	$1,029.40	$1,035.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2016
	Class A	Class C	Class I
Expenses paid per $1,000†	$7.01	$11.18	$5.86
Ending value (after expenses)	$1,018.05	$1,013.90	$1,019.20

† Expenses are equal to the fund's annualized expense ratio of 1.39% for Class A, 2.22% for Class C and 1.16% for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2016 (Unaudited)

Common Stocks - 99.4%	Shares		Value ($)
Banks - 9.8%
Bank of Hawaii	13,245	[a]	904,369
Boston Private Financial Holdings	33,921		388,395
First Republic Bank	13,542		902,439
Synovus Financial	30,622		885,282
UMB Financial	11,240		580,321
Webster Financial	24,918		894,556
Westamerica Bancorporation	4,980	[a]	242,576
			4,797,938
Capital Goods - 7.3%
AGCO	15,690	[a]	779,793
Carlisle	2,520		250,740
EnerSys	6,430		358,280
MSC Industrial Direct, Cl. A	8,482		647,261
Snap-on	6,158		966,744
Timken	17,482		585,472
			3,588,290
Commercial & Professional Services - 3.2%
Advisory Board	15,138	[b]	488,200
Clean Harbors	11,381	[b]	561,539
Herman Miller	17,119		528,806
			1,578,545
Consumer Durables & Apparel - .7%
Deckers Outdoor	5,700	[b]	341,487
Consumer Services - 4.3%
Cheesecake Factory	16,498		875,879
Grand Canyon Education	6,940	[b]	296,616
Service Corporation International	37,337		921,477
			2,093,972
Diversified Financials - 3.1%
E*TRADE Financial	31,925	[b]	781,843
Raymond James Financial	15,722		748,524
			1,530,367
Energy - 5.5%
Dril-Quip	9,718	[b]	588,522
Energen	14,876	[a]	544,313
Oceaneering International	14,123		469,449
Oil States International	9,114	[b]	287,273

6

Common Stocks - 99.4% (continued)	Shares		Value ($)
Energy - 5.5% (continued)
RPC	58,347	[a]	827,360
			2,716,917
Exchange-Traded Funds - 1.0%
iShares Russell 2000 Value ETF	5,397		502,892
Food & Staples Retailing - 3.5%
Casey's General Stores	8,138		922,198
United Natural Foods	20,487	[a,b]	825,626
			1,747,824
Food, Beverage & Tobacco - 2.3%
Boston Beer, Cl. A	3,272	[a,b]	605,549
Hain Celestial Group	13,178	[b]	539,112
			1,144,661
Health Care Equipment & Services - 7.5%
Air Methods	19,616	[a,b]	710,492
Amedisys	6,220	[b]	300,675
Globus Medical, Cl. A	18,922	[b]	449,397
LifePoint Health	8,754	[b]	606,214
MEDNAX	12,224	[b]	789,915
WellCare Health Plans	8,780	[b]	814,345
			3,671,038
Insurance - 1.1%
First American Financial	13,636		519,668
Materials - 2.9%
Compass Minerals International	9,219	[a]	653,258
Louisiana-Pacific	22,510	[a,b]	385,371
Royal Gold	7,134		365,903
			1,404,532
Media - 2.4%
E.W. Scripps, Cl. A	32,693		509,684
New York Times, Cl. A	53,739		669,588
			1,179,272
Pharmaceuticals, Biotechnology & Life Sciences - 1.3%
Cambrex	14,440	[b]	635,360
Real Estate - 9.3%
CyrusOne	16,109	[c]	735,376
Empire State Realty Trust, Cl. A	21,030	[c]	368,656
EPR Properties	10,759	[c]	716,765
Equity Commonwealth	25,957	[b,c]	732,507
Healthcare Trust of America, Cl. A	24,962		734,382

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.4% (continued)	Shares		Value ($)
Real Estate - 9.3% (continued)
Kite Realty Group Trust	17,516	[c]	485,368
National Retail Properties	10,440	[c]	482,328
Pebblebrook Hotel Trust	11,690	[c]	339,828
			4,595,210
Retailing - 4.9%
Dick's Sporting Goods	15,481		723,737
Guess?	24,655		462,774
Staples	48,319		532,959
Urban Outfitters	21,659	[b]	716,696
			2,436,166
Semiconductors & Semiconductor Equipment - 3.8%
First Solar	10,223	[b]	699,969
Semtech	22,388	[b]	492,312
Teradyne	30,364		655,559
			1,847,840
Software & Services - 7.3%
Acxiom	25,992	[b]	557,268
Amdocs	15,068		910,409
Aspen Technology	14,010	[b]	506,181
CoreLogic	13,399	[b]	464,945
PTC	14,673	[b]	486,557
TiVo	30,722	[b]	292,166
WebMD Health	6,230	[b]	390,185
			3,607,711
Technology Hardware & Equipment - 6.9%
Electronics For Imaging	12,928	[b]	548,018
F5 Networks	2,456	[b]	259,968
FLIR Systems	17,895		589,640
IPG Photonics	7,096	[b]	681,784
National Instruments	24,590		740,405
Vishay Intertechnology	45,430	[a]	554,700
			3,374,515
Transportation - 3.8%
Kirby	12,695	[b]	765,382
Knight Transportation	22,640		592,036
Ryder System	7,678		497,381
			1,854,799
Utilities - 7.5%
Atmos Energy	12,910		958,697

8

Common Stocks - 99.4% (continued)	Shares		Value ($)
Utilities - 7.5% (continued)
CMS Energy	21,661		919,293
NiSource	41,627		980,732
Portland General Electric	21,330		842,322
			3,701,044
Total Common Stocks (cost $41,283,651)			48,870,048
Other Investment - 1.3%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $641,870)	641,870	[d]	641,870
Investment of Cash Collateral for Securities Loaned - 5.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $2,641,241)	2,641,241	[d]	2,641,241
Total Investments (cost $44,566,762)	106.1%		52,153,159
Liabilities, Less Cash and Receivables	(6.1%)		(3,007,233)
Net Assets	100.0%		49,145,926

ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At March 31, 2016, the value of the fund’s securities on loan was $5,049,964 and the value of the collateral held by the fund was $5,181,767, consisting of cash collateral of $2,641,241 and U.S. Government & Agency securities valued at $2,540,526.
bNon-income producing security.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Banks	9.8
Real Estate	9.3
Utilities	7.5
Health Care Equipment & Services	7.5
Software & Services	7.3
Capital Goods	7.3
Technology Hardware & Equipment	6.9
Money Market Investments	6.7
Energy	5.5
Retailing	4.9
Consumer Services	4.3
Transportation	3.8
Semiconductors & Semiconductor Equipment	3.8
Food & Staples Retailing	3.5
Commercial & Professional Services	3.2
Diversified Financials	3.1
Materials	2.9
Media	2.4
Food, Beverage & Tobacco	2.3
Pharmaceuticals, Biotechnology & Life Sciences	1.3
Insurance	1.1
Exchange-Traded Funds	1.0
Consumer Durables & Apparel	.7
106.1

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,049,964)—Note 1(b):
Unaffiliated issuers	41,283,651	48,870,048
Affiliated issuers	3,283,111	3,283,111
Cash		8,182
Dividends and securities lending income receivable		56,225
Receivable for shares of Beneficial Interest subscribed		14,357
Prepaid expenses		32,573
		52,264,496
Liabilities ($):
Due to The Boston Company Asset Management, LLC and affiliates—Note 3(c)		59,218
Liability for securities on loan—Note 1(b)		2,641,241
Payable for investment securities purchased		333,660
Payable for shares of Beneficial Interest redeemed		18,127
Accrued expenses		66,324
		3,118,570
Net Assets ($)		49,145,926
Composition of Net Assets ($):
Paid-in capital		43,925,977
Accumulated investment (loss)—net		(100,187)
Accumulated net realized gain (loss) on investments		(2,266,261)
Accumulated net unrealized appreciation (depreciation) on investments		7,586,397
Net Assets ($)		49,145,926

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	35,101,852	7,639,798	6,404,276
Shares Outstanding	1,627,414	428,661	281,760
Net Asset Value Per Share ($)	21.57	17.82	22.73

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	368,949
Affiliated issuers	497
Income from securities lending—Note 1(b)	5,266
Total Income	374,712
Expenses:
Investment advisory fee—Note 3(a)	205,069
Shareholder servicing costs—Note 3(c)	95,298
Distribution fees—Note 3(b)	29,576
Administration fee—Note 3(a)	25,634
Professional fees	23,876
Registration fees	23,392
Prospectus and shareholders’ reports	11,373
Custodian fees—Note 3(c)	7,416
Trustees’ fees and expenses—Note 3(d)	1,780
Loan commitment fees—Note 2	512
Miscellaneous	14,309
Total Expenses	438,235
Less—reduction in expenses due to undertaking—Note 3(a)	(55,565)
Less—reduction in fees due to earnings credits—Note 3(c)	(213)
Net Expenses	382,457
Investment (Loss)—Net	(7,745)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	442,190
Net unrealized appreciation (depreciation) on investments	1,256,750
Net Realized and Unrealized Gain (Loss) on Investments	1,698,940
Net Increase in Net Assets Resulting from Operations	1,691,195

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Operations ($):
Investment (loss)—net	(7,745)	(100,587)
Net realized gain (loss) on investments	442,190	13,460,693
Net unrealized appreciation (depreciation) on investments	1,256,750	(11,457,815)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,691,195	1,902,291
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(6,934,464)	(7,432,954)
Class C	(1,708,185)	(1,908,706)
Class I	(1,119,391)	(5,413,624)
Total Dividends	(9,762,040)	(14,755,284)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,814,847	4,773,414
Class C	278,983	558,873
Class I	1,474,814	8,833,267
Dividends reinvested:
Class A	6,669,461	7,113,496
Class C	1,450,359	1,622,806
Class I	1,028,023	5,305,905
Cost of shares redeemed:
Class A	(7,734,523)	(8,642,340)
Class C	(1,010,505)	(1,872,570)
Class I	(3,200,530)	(38,980,862)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	770,929	(21,288,011)
Total Increase (Decrease) in Net Assets	(7,299,916)	(34,141,004)
Net Assets ($):
Beginning of Period	56,445,842	90,586,846
End of Period	49,145,926	56,445,842
Accumulated investment (loss)—net	(100,187)	(92,442)

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	82,658	169,505
Shares issued for dividends reinvested	309,919	277,221
Shares redeemed	(342,071)	(306,035)
Net Increase (Decrease) in Shares Outstanding	50,506	140,691
Class C
Shares sold	15,442	23,705
Shares issued for dividends reinvested	81,389	72,982
Shares redeemed	(51,976)	(76,570)
Net Increase (Decrease) in Shares Outstanding	44,855	20,117
Class I
Shares sold	65,816	296,386
Shares issued for dividends reinvested	45,367	198,825
Shares redeemed	(131,580)	(1,338,733)
Net Increase (Decrease) in Shares Outstanding	(20,397)	(843,522)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class A Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	25.40	30.77	30.58	26.65	22.79	25.23
Investment Operations:
Investment income (loss)—net[a]	.01	(.02)	(.05)	.01	.05	(.01)
Net realized and unrealized gain (loss) on investments	.84	(.01)[b]	3.20	6.32	6.26	(2.43)
Total from Investment Operations	.85	(.03)	3.15	6.33	6.31	(2.44)
Distributions:
Dividends from investment income—net	—	—	—	(.06)	—	—
Dividends from net realized gain on investments	(4.68)	(5.34)	(2.96)	(2.34)	(2.45)	—
Total Distributions	(4.68)	(5.34)	(2.96)	(2.40)	(2.45)	—
Net asset value, end of period	21.57	25.40	30.77	30.58	26.65	22.79
Total Return (%)[c]	3.40[d]	(.22)	10.85	26.08	29.39	(9.67)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.63[e]	1.55	1.48	1.53	1.57	1.49
Ratio of net expenses to average net assets	1.39[e]	1.39	1.39	1.39	1.40	1.39
Ratio of net investment income (loss) to average net assets	.07[e]	(.08)	(.16)	.03	.21	(.05)
Portfolio Turnover Rate	36.86[d]	77.01	66.65	76.40	93.40	76.95
Net Assets, end of period ($ x 1,000)	35,102	40,052	44,191	47,394	45,806	45,048

a Based on average shares outstanding.
b In addition to net realized and unrealized gains on investments, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class C Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	21.86	27.41	27.76	24.55	21.33	23.80
Investment Operations:
Investment (loss)—net[a]	(.07)	(.22)	(.27)	(.20)	(.15)	(.22)
Net realized and unrealized gain (loss) on investments	.71	.01	2.88	5.75	5.82	(2.25)
Total from Investment Operations	.64	(.21)	2.61	5.55	5.67	(2.47)
Distributions:
Dividends from net realized gain on investments	(4.68)	(5.34)	(2.96)	(2.34)	(2.45)	—
Net asset value, end of period	17.82	21.86	27.41	27.76	24.55	21.33
Total Return (%)[b]	2.94[c]	(1.03)	9.93	25.05	28.31	(10.38)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.40[d]	2.31	2.23	2.28	2.31	2.19
Ratio of net expenses to average net assets	2.22[d]	2.22	2.21	2.22	2.22	2.17
Ratio of net investment (loss) to average net assets	(.76)[d]	(.91)	(.98)	(.80)	(.62)	(.84)
Portfolio Turnover Rate	36.86[c]	77.01	66.65	76.40	93.40	76.95
Net Assets, end of period ($ x 1,000)	7,640	8,389	9,969	11,029	10,855	10,632

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

16

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	26.49	31.79	31.43	27.34	23.29	25.71
Investment Operations:
Investment income—net[a]	.04	.04	.02	.08	.12	.06
Net realized and unrealized gain (loss) on investments	.88	.00[b]	3.30	6.49	6.42	(2.48)
Total from Investment Operations	.92	.04	3.32	6.57	6.54	(2.42)
Distributions:
Dividends from investment income—net	—	—	—	(.14)	(.04)	(.00)[b]
Dividends from net realized gain on investments	(4.68)	(5.34)	(2.96)	(2.34)	(2.45)	—
Total Distributions	(4.68)	(5.34)	(2.96)	(2.48)	(2.49)	(.00)[b]
Net asset value, end of period	22.73	26.49	31.79	31.43	27.34	23.29
Total Return (%)	3.54[c]	.04	11.11	26.35	29.80	(9.41)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.30[d]	1.26	1.16	1.27	1.24	1.28
Ratio of net expenses to average net assets	1.16[d]	1.14	1.14	1.15	1.08	1.13
Ratio of net investment income to average net assets	.31[d]	.14	.08	.27	.47	.22
Portfolio Turnover Rate	36.86[c]	77.01	66.65	76.40	93.40	76.95
Net Assets, end of period ($ x 1,000)	6,404	8,006	36,427	44,188	49,552	90,251

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, serves as the fund’s Administrator.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

18

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2016 in valuing the fund’s investments:

20

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	48,367,156	—	—	48,367,156
Exchange-Traded Funds	502,892	—	—	502,892
Mutual Funds	3,283,111	—	—	3,283,111

† See Statement of Investments for additional detailed categorizations.

At March 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended March 31, 2016, The Bank of New York Mellon earned $1,340 from lending portfolio securities, pursuant to the securities lending agreement.

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2016 were as follows:

Affiliated Investment Company	Value 9/30/2015 ($)	Purchases ($)	Sales ($)	Value 3/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	361,453	9,235,107	8,954,690	641,870	1.3
Dreyfus Institutional Cash Advantage Fund	1,261,045	12,591,963	11,211,767	2,641,241	5.4
Total	1,622,498	21,827,070	20,166,457	3,283,111	6.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest

22

and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $3,608,643 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2015. If not applied, $3,542,193 of the carryover expires in fiscal year 2017 and $66,450 expires in fiscal year 2018. Acquired losses, as a result of the fund’s merger with Dreyfus Premier Future Leaders Fund, can be utilized in subsequent years but will be subject to annual limitation based on certain provisions in the Code.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2015 was as follows: ordinary income $749,821 and long-term capital gains $14,005,463. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the respective Facility at the time of borrowing. During the period ended March 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus and TBCAM have contractually agreed, from October 1, 2015 through March 31, 2016, to assume the direct expenses of the fund, so that such expenses of Class A, Class C and Class I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.39%, 2.22% and 1.16% of the value of the respective class’ average daily net assets, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. The reduction in expenses, pursuant to the undertaking, amounted to $55,565 during the period ended March 31, 2016.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $25,634 during the period ended March 31, 2016.

During the period ended March 31, 2016, the Distributor retained $919 from commissions earned on sales of the fund’s Class A shares and $62 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2016, Class C shares were charged $29,576 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines

24

the amounts to be paid to Service Agents. During the period ended March 31, 2016, Class A and Class C shares were charged $46,457 and $9,859, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2016, the fund was charged $10,149 for transfer agency services and $682 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $213.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2016, the fund was charged $7,416 pursuant to the custody agreement.

During the period ended March 31, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to TBCAM and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $32,648, Distribution Plan fees $4,781, Shareholder Services Plan fees $8,939, custodian fees $9,603, Chief Compliance Officer fees $5,294, administration fees $4,081 and transfer agency fees $5,562, which are offset against an expense reimbursement currently in effect in the amount of $11,690.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2016, amounted to $18,948,689 and $27,391,154, respectively.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2016, accumulated net unrealized appreciation on investments was $7,586,397, consisting of $9,305,277 gross unrealized appreciation and $1,718,880 gross unrealized depreciation.

At March 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 2-3, 2015, the Board considered the renewal of the fund’s Investment Advisory Agreement with The Boston Company Asset Management, LLC (“TBCAM”), pursuant to which TBCAM provides the fund with investment advisory services, and the fund’s Administration Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with administrative services (together, the “Agreement“). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from TBCAM and Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and TBCAM’s and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group median for all periods except for the five-year period when it was below the median and was below the Performance Universe median for all periods except for the one- and four-year periods when it was above the median. The Dreyfus representatives noted the fund performance proximity to the Performance Group and/or Performance Universe medians during certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above that of the benchmark for six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fun’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median and the fund’s total expenses were slightly above the Expense Group median and above the Expense Universe median.

Dreyfus representatives noted that Dreyfus and TBCAM have contractually agreed to waive receipt of their fees and/or assume the expenses of the fund so that the expenses of Class A shares, Class C shares and Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.39%, 2.22% and 1.16%, respectively, until the fiscal year end

28

following such time as the expenses are equal to or less than such annual rate for the applicable class.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised by TBCAM that are in the same Lipper category as the fund and (2) paid to TBCAM for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for providing services to the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided. The Board also noted the expense limitation arrangement and its effect on the profitability of Dreyfus, TBCAM and their affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus or TBCAM from acting as administrator or investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

Profitability percentages specifically with respect to TBCAM’s service as the fund’s investment adviser were not presented at this meeting. In this regard, the Board noted that the fund is relatively small in asset size, and that, since TBCAM began serving as the fund’s investment adviser on August 1, 2007, TBCAM has waived receipt of a portion of the fund’s investment advisory fee.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by TBCAM and Dreyfus are adequate and appropriate.

• The Board was generally satisfied with the fund’s performance.

• The Board concluded that the fee paid to each of TBCAM and Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to TBCAM and its affiliates in connection with the management of the fund had been adequately considered by TBCAM in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus, TBCAM and their affiliates, of the fund and the services provided to the fund by TBCAM and Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in

30

comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and representatives of Dreyfus, TBCAM and their affiliates. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

31

NOTES

32

NOTES

33

For More Information

Dreyfus Small Cap Equity Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Boston Company
Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, MA 02108

Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSEAX Class C: DSECX Class I: DSERX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0439SA0316

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Stock Funds

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    May 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

             Bradley J. Skapyak,

            President

Date:    May 19, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    May 19, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)